Exhibit 10.3

GUARANTY OF PAYMENT

This Guaranty of Payment (“Guaranty”) made as of the 15 day of December, 2021 (the “Effective Date”), by Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Guarantor”), to and for the benefit of ERIEBANK, a division of CNB Bank, a wholly owned subsidiary of CNB Financial Corporation, a Pennsylvania corporation, its successors and assigns (the “Lender”).

RECITALS:

WHEREAS, HOF Village Center For Excellence, LLC, a Delaware limited liability company (“Borrower”) and Lender entered into that certain Loan Agreement dated on or about the date hereof (as amended, restated, replaced, extended, or otherwise modified from time to time, the “Loan Agreement”) whereby Lender agreed to make a loan (the “Loan”) to Borrower in the principal amount of up to Twenty-Two Million Forty Thousand and No/100 Dollars ($22,040,000.00). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

WHEREAS, in connection with the Loan, Borrower has executed and delivered to Lender that certain Promissory Note (as amended, restated, replaced, extended, or otherwise modified from time to time, the “Note”) dated as of the Effective Date in the amount of the Loan, which Note is secured by an Open-End Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing (as amended, restated, replaced, extended, or otherwise modified from time to time, the “Mortgage”) made by Borrower in favor of Lender encumbering the Project; and (ii) the other Loan Documents (as defined in the Loan Agreement).

WHEREAS, Guarantor will derive an economic benefit from the Loan evidenced and secured by the Note, the Mortgage and the other Loan Documents.

WHEREAS, Lender has relied on the statements and agreements contained herein in agreeing to make the Loan, and the execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lender.

AGREEMENTS:

NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lender and its respective successors, indorsees, transferees, participants and assigns as follows:

1. Guaranteed Obligations.

(a) Guarantor absolutely, unconditionally, irrevocably, and jointly and severally guarantees:

(i) the full and prompt payment of the principal of and interest on the Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, as well as the full and prompt payment of any and all of Borrower’s liabilities, obligations, and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, lease obligations, liabilities arising under Hedging Contracts (as defined in the Loan Agreement), commercial card indebtedness, and any other obligations and liabilities of Borrower to Lender; whether any such indebtedness is due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever (collectively, the “Indebtedness”);

(ii) the prompt, full and complete performance of all of Borrower’s payment obligations under each and every covenant contained in the Loan Documents; and

(iii) the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 9 hereof).

(b) All amounts due, debts, liabilities and payment obligations described in subsection (a) of this Section 1 shall be hereinafter collectively referred to as the “Guaranteed Obligations.”

(c) Notwithstanding anything to the contrary contained herein, the definition of “Guaranteed Obligations” shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Guaranteed Obligations shall only be deemed applicable to the obligations of the Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof, that constitute Excluded Swap Obligations. As used herein: (i) “Excluded Swap Obligations” means, with respect to Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation, or order of the Commodity Futures Trading Commission (the “CFTC”), by virtue of such Guarantor’s failure for any reason to qualify as an “eligible contract participant” (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) “Eligibility Date” means the date on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder between the Borrower and the Lender, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

(d) Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty or any other Loan Document in respect of Swap Obligations; provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 1(d) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 1(d), or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amounts. The obligations of each Qualified ECP Guarantor under this Section 1(d) shall remain in full force and effect until the Guaranteed Obligations and all other amounts payable under this Guaranty have been paid in cash and performed in full, and all commitments to extend credit under, and all letters of credit issued under, the Loan Documents have terminated. Each Qualified ECP Guarantor intends that this Section 1(d) constitute, and this Section 1(d) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each such other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the CEA. As used herein:

(i) “Qualified ECP Guarantor”: In respect of any Swap Obligations, each Borrower or Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the CEA or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the CEA.

(ii) “Swap Obligation”: With respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the CEA.

(iii) “Loan Party”: The Borrower and the Guarantors and any other Person (as defined in the Loan Agreement) from time to time executing a Loan Document (other than the Lender), and “Loan Parties” means all such Persons, collectively.

2. Independent Obligations. In the event Borrower shall fail to pay in full, when due, after the expiration of any applicable cure or grace period, any of the Guaranteed Obligations, Guarantor agrees, within ten (10) days after written demand by Lender or the holder of the Note, to pay the Guaranteed Obligations regardless of any defense, right of set-off or claims which Borrower or Guarantor may have against Lender or the holder of the Note. All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be equally available to Lender, and the choice by Lender of one such remedy over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. Without limitation to the generality of the foregoing, it is expressly hereby acknowledged and agreed that the obligations of Guarantor hereunder are independent of the obligations of Borrower, Guarantor or any other guarantor or indemnitor under any of the other Loan Documents to which they may be a party, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Borrower, any other guarantor or indemnitor and whether or not Borrower is joined in any such action or actions.

3. Waiver of Defenses.

(a) Except as prohibited by applicable law and except for notices specifically required by the Loan Documents, Guarantor waives any right to require Lender: (i) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Guaranteed Obligations or of any nonpayment related to any collateral securing the Guaranteed Obligations, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Guaranteed Obligations or in connection with the creation of new or additional loans or obligations; (ii) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (iii) to proceed directly against any collateral securing the Guaranteed Obligations, any other guarantor, or any other person; (iv) to give notice of the terms, time, and place of any public or private sale of any personal property collateral, or to comply with any other applicable provisions of the Uniform Commercial Code; or (v) to pursue any other remedy within Lender’s power.

(b) Guarantor further agrees to: (i)  refrain from asserting, until after repayment in full of the Loan, any defense, right of set-off or other claim which Guarantor may have against Borrower; (ii) waive any defense, right of set-off or other claim which Borrower may have against Lender, or the holder of the Note; (iii) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections; and (iv) waive any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Project, the Loan, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the risk of nonperformance of Borrower’s obligations.

(c) In addition to, and without limitation to, the foregoing waivers, Guarantor hereby also waives: (i) any right to require Lender, as a condition of payment or performance or completion by any Guarantor, to: (A) proceed against Borrower, any other guarantor, or any other person, (B) proceed against or exhaust any security held from Borrower, any other guarantor, or any other person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person, or (D) pursue any other remedy in the power of Lender whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument related thereto or by reason of the cessation of the liability of Borrower from any cause other than payment, performance and completion in full of the Guaranteed Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of any Guarantor’s obligations hereunder (other than indefeasible payment, performance and completion of the Guaranteed Obligations or the Loan in full), (B) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims and (D) promptness, diligence and any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto; (v) any release, discharge, modification, impairment or limitation of the liability of Borrower to Lender, whether consented to by Lender, consensual or arising by operation of law or any proceedings in bankruptcy or reorganization, or from any other cause, other than payment in full of the Loan; (vi) any defense based on any rejection or disaffirmance of the Guaranteed Obligations, or any part thereof, or any security held therefor, in any such proceedings in bankruptcy or reorganization; and (vii) any defense based on any action taken or omitted by Lender in any proceedings in bankruptcy or insolvency involving Borrower, including any election to have their claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender to Borrower in any proceedings in bankruptcy or insolvency, and taking and holding by Lender of any security for any such extension of credit.

4. Authorization of Amendments to Loan Documents; Waiver of Right to Notice of Amendment.

(a) The obligations of the undersigned Guarantor under this Guaranty extend to all amendments, supplements, modifications, renewals, replacements or extensions of the Loan Documents and all Hedging Contracts at any rate or rates of interest. The liability of Guarantor and the rights of the Lender under this Guaranty will not be impaired or affected in any manner by, and Guarantor hereby consents in advance to, and, except as specifically required by law or by the Loan Documents, waives any requirement of notice for, any: (i) disposition, impairment, release, surrender, substitution, or modification of any collateral securing the Guaranteed Obligations or the obligations created by this Guaranty or failure to perfect a security interest in any collateral; (ii) release (including adjudication or discharge in bankruptcy) or settlement with Borrower or any other party which may be or become liable for the Guaranteed Obligations (including, without limitation, any maker, indorser, guarantor or surety); (iii) delay in enforcement of payment of the Guaranteed Obligations or delay in enforcement of this Guaranty; (iv) delay, omission, waiver, or forbearance in exercising any right or power with respect to the Guaranteed Obligations or this Guaranty; (v) defense arising from the enforceability, validity or genuineness of any of the Loan Documents; (vi) defenses or counterclaims that the Borrower may assert under or in respect of any of the Loan Documents (other than payment), including, but not limited to, failure of consideration, fraud, payment, statute of frauds, bankruptcy, statute of limitations, lender liability, accord and satisfaction and usury; or (vii) other act or omission which might otherwise constitute a legal or equitable discharge of the undersigned. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered by Lender.

(b) Further, and without limitation to the foregoing, Lender, upon such terms as it deems appropriate, without notice or demand to Guarantor, except as specifically required by law or by the Loan Documents, and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of the Guarantor’s liability hereunder, from time to time may: (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment or performance under the Loan Documents, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations and/or the Loan Documents, and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of any of Borrower’s obligations under the Loan Documents and take and hold security for the payment or performance of this Guaranty or the Loan Documents; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment or performance of Borrower’s obligations under the Loan Documents, any other guaranties of the Loan, or any other obligation of any person (including any other guarantor) with respect to the Loan; (v) enforce and apply any security now or hereafter held by or for the benefit of Lender in respect of this Guaranty or the Loan and direct the order or manner of sale thereof, and to bid at any such sale, or exercise any other right or remedy that Lender may have against any such security, in each case as in its discretion it may determine, including foreclosure on any such security pursuant to one or more judicial or non-judicial sales, even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security for the Guaranteed Obligations; (vi) apply any payments or recoveries from Borrower, Guarantor or any other source, and any proceeds of any security, to the Guaranteed Obligation in such manner, order and priority as Lender may elect (whether or not those obligations are guaranteed by this Guaranty or secured at the time of the application); and (vii) exercise any other rights available to it under the Loan Documents.

(c) Except as specifically required by law or by the Loan Documents, Lender may take any of the foregoing actions upon any terms and conditions as Lender may elect, without giving notice to, or obtaining consent from, Guarantor and without affecting the liability of any Guarantor to Lender and this Guaranty, and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason.

(d) Guarantor further agrees that Guarantor’s liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note, it being the intent hereof that, subject to Lender’s compliance with the terms of this Guaranty, Guarantor shall remain liable for the payment of the Guaranteed Obligations, until the Guaranteed Obligations has been paid in full, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Loan Agreement, Mortgage or other Loan Documents, and may waive or release any provision or provisions of the Note, Loan Agreement, Mortgage and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender’s rights hereunder or Guarantor’s obligations hereunder.

5. Guaranty of Payment and Not of Collection. This is an absolute, present and continuing guaranty of payment and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, Loan Agreement, Mortgage or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under the Mortgage or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement, Mortgage or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor’s obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever and Guarantor shall remain fully liable for the payment and performance of all of the Guaranteed Obligations until the Loan and all Guaranteed Obligations have been indefeasibly paid and performed in full. None of Guarantor’s obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Loan Agreement, Mortgage or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. In the event of the foreclosure of the Mortgage and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrower would not be allowed by applicable law; however, the foregoing shall not be deemed to require that Lender institute foreclosure proceedings or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this Guaranty. As used in this Guaranty, an “indefeasible” payment shall mean and refer to a payment that is no longer subject to potential disaffirmance, impairment, set aside, offset, recoupment, defeasance, recovery, disallowance, or recapture pursuant to the provisions of any federal or state law, regulation or order applicable to or governing creditors’ rights, including, without limitation, Title 11 of the United States Code, as amended, either by reason of the passage of time following such payment or the final judgment of a court of competent jurisdiction establishing the unassailable right of the party receiving such payment to retain such payment without reduction, offset, or other impairment.

6. Reinstatement. If and to the extent that, for any reason, any payment (or portion thereof) by or on behalf of Borrower or Guarantor in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by Lender or any holder of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or insolvency, the appointment of a receiver, intervenor, conservator, trustee or similar officer for Borrower, or otherwise, then the obligations of Guarantor shall be automatically reinstated and will continue to be effective as though such payment had not been made regardless of whether Lender contested the order requiring return of such payment. Guarantor agrees that it will indemnify Lender on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

7. Lender’s Right to Assign Loan Documents and Guaranty. In the event Lender or any holder of the Note shall assign the Note and this Guaranty, following written notice from Lender or such holder to Guarantor, Guarantor will accord full recognition thereto and agrees that all rights and remedies of Lender or such holder hereunder shall be enforceable against Guarantor by such assignee with the same force and effect and to the same extent as would have been enforceable by Lender or such holder but for such assignment; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of its assignee or transferee, to enforce this Guaranty for Lender’s benefit to the extent any portion of the Guaranteed Obligations or any interest therein is not assigned or transferred.

8. Lender’s Right of Set-Off.  If an Event of Default (as defined in the Loan Agreement) shall occur and be continuing beyond any applicable cure or grace periods, Lender shall have the right, in addition to all other rights and remedies available to it, to set-off against and to appropriate and apply to the unpaid balance of the Guaranteed Obligations any debt owing to, and any other funds held in any manner for the account of, Guarantor by Lender, including without limitation all funds in all deposit accounts (general or special) now or hereafter maintained by Guarantor with Lender; however, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Such right shall exist whether or not Lender shall have made any demand under this Guaranty or any such participation or any other Loan Document and whether or not the Guaranteed Obligations are matured or unmatured. Guarantor hereby confirms the foregoing arrangements and each such holder’s and the Lender’s right of banker’s lien and set-off, and nothing in this Guaranty or any other Loan Document shall be deemed any waiver or prohibition of any such holder’s or of Lender’s right of banker’s lien or set-off.

9. Liability for Enforcement Costs. Guarantor agrees to pay all costs, expenses (including reasonable attorneys' fees), and disbursements incurred by Lender on Borrower’s behalf (collectively, the “Enforcement Costs”): (a) in all efforts made to enforce this Guaranty; (b) in connection with modifying or amending this Guaranty; (c) in enforcing and foreclosing on Lender’s security interest in any Collateral or possession of any premises containing any Collateral, whether through judicial proceedings or otherwise; (d) in defending or prosecuting any actions or proceedings arising out of or relating to Lender's transactions with Guarantor; or (e) in connection with any advice given to Lender with respect to its rights and obligations under this Guaranty and all related agreements. Expenses being reimbursed by Guarantor under this section include (but not be limited to) reasonable out-of-pocket costs and expenses incurred in connection with: (t) appraisals and insurance reviews; (u) environmental examinations and reports; (v) field examinations and the preparation of reports based thereon; (w) the fees charged by a third party retained by Lender with respect to each field examination; (x) taxes, fees and other charges for (i) lien and title searches, and (ii) the recording of any mortgages, filing of any financing statements and continuations, and other actions to perfect, protect, and continue Lender’s security interests; (y) sums paid or incurred to take any action required of Borrower under the Loan Documents that Borrower fails to pay or take; and (z) forwarding loan proceeds, collecting checks and other items of payment, and costs and expenses of preserving and protecting the Collateral.

10. Severability; Partial Invalidity. Lender and Guarantor intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

11. WAIVER OF MARSHALING; JURISDICTION. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A “PROCEEDING”), EACH OF LENDER AND GUARANTOR IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF CLEVELAND AND STATE OF OHIO; AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS GUARANTY SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. LENDER AND GUARANTOR FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY OHIO STATE OR UNITED STATES COURT SITTING IN THE CITY OF CLEVELAND AND MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

12. DESIGNATION OF AUTHORIZED AGENT. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:

Nick Catanzarite, Esq.

Walter Haverfield LLP
1301 E. Ninth St., Suite 3500
Cleveland, Ohio 44114

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN CLEVELAND, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED IN THE MANNER PROVIDED HEREIN FOR NOTICE TO GUARANTOR SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF OHIO. GUARANTOR (A) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (B) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN OHIO WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS, AND (C) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN OHIO OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

13. SUBORDINATION OF INDEBTEDNESS. ANY INDEBTEDNESS OF BORROWER TO GUARANTOR NOW OR HEREAFTER EXISTING IS HEREBY SUBORDINATED TO THE PAYMENT AND PERFORMANCE OF THE GUARANTEED OBLIGATIONS. UNTIL SUCH TIME AS ONE HUNDRED PERCENT (100%) OF THE GUARANTEED OBLIGATIONS SHALL HAVE BEEN SATISFIED OR DISCHARGED, REGARDLESS OF THE AMOUNT OF GUARANTOR’S OBLIGATION TO LENDER HEREUNDER, GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHTS GUARANTOR MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW OR CONTRACT) TO ASSERT ANY CLAIM AGAINST THE BORROWER ON ACCOUNT OF PAYMENTS MADE BY GUARANTOR UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY. UNTIL SUCH TIME AS ONE HUNDRED PERCENT (100%) OF THE GUARANTEED OBLIGATIONS SHALL HAVE BEEN SATISFIED OR DISCHARGED, REGARDLESS OF THE AMOUNT OF GUARANTOR’S OBLIGATION TO LENDER HEREUNDER, GUARANTOR IRREVOCABLY SUBORDINATES ANY AND ALL GUARANTEED OBLIGATIONS OF THE BORROWER TO GUARANTOR, PRESENT AND FUTURE, HOWEVER EVIDENCED, TO THE PRIOR PAYMENT OF THE GUARANTEED OBLIGATIONS TO LENDER.

14. Priority of Payments Received. Any amounts received by Lender from any source on account of the Loan may be utilized by Lender for the payment of the Guaranteed Obligations and any other obligations of Borrower to Lender in such order or priority as Lender may from time to time elect.

15. WAIVER OF RIGHT TO JURY TRIAL. GUARANTOR ACKNOWLEDGES AND AGREES THAT THERE MAY BE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING WITH RESPECT TO THIS GUARANTY, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, GUARANTOR AGREES THAT, NOTWITHSTANDING SUCH CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER, GUARANTOR BELIEVES AND AGREES THAT IT SHALL BE IN GUARANTOR’S BEST INTERESTS TO WAIVE SUCH RIGHT, AND, ACCORDINGLY, HEREBY WAIVES SUCH RIGHT TO A JURY TRIAL, AND FURTHER AGREES THAT THE BEST FORUM FOR HEARING ANY CLAIM, DISPUTE, OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS GUARANTY OR THE RELATIONSHIP AMONG BORROWER, LENDER, AND GUARANTOR, WHETHER NOW EXISTING OR HEREAFTER ARISING, OR WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.

16. Reserved.

17. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given: (i) if hand delivered, effective upon receipt or (ii) if delivered by overnight courier service, effective on the next Business Day following delivery to such courier service, or (iii) if mailed by United States registered or certified mail, postage prepaid, return receipt requested, effective two (2) Business Days after deposit in the United States mails; addressed in each case as follows:

Guarantor:	Hall of Fame Resort & Entertainment Company
2626 Fulton Ave., NW

Canton, Ohio 44718
Attn: Michael Crawford, Chief Executive Officer

With a copy to:	Walter Haverfield LLP
1301 E. Ninth St., Suite 3500
Cleveland, Ohio 44114
Attention: Irene MacDougall, Esq.

Lender:	ErieBank
Commercial Real Estate
Crown Centre
5005 Rockside Rd., Suite 625
Independence, OH 44131
Attention: Suzanne Hamilton

With a copy to:	Thompson Hine LLP
3900 Key Tower
127 Public Square
Cleveland, Ohio 44114
Attention: William R. Weir, Esq.

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

18. Representations, Warranties, and Covenants. In order to induce Lender to make the Loan, Guarantor makes the following representations, warranties and covenants to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations, warranties and covenants, Lender would not have agreed to make the Loan.

(a) Guarantor is a corporation duly formed and existing under the laws of the State of Delaware.

(b) Any and all financial data with respect to Guarantor which have heretofore been given to Lender by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor as of the respective dates thereof in all material respects.

(c) To Guarantor’s actual knowledge, the execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with: (i) any law, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor’s property or assets which may materially adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in Guarantor’s financial statements, or (iv) the organizational or other documents of Guarantor.

(d) No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Guarantor of this Guaranty or for the validity or enforceability hereof.

(e) This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

(f) Guarantor shall comply with the Guarantor financial covenants and reporting requirements as set forth in the Loan Agreement.

All of the above representations and warranties are deemed remade upon any extension of the Loan pursuant to the Loan Agreement. Guarantor hereby agrees to indemnify and hold Lender free and harmless from and against all loss, cost, liability, damage, and expense, including reasonable attorney’s fees and costs, which Lender may sustain by reason of the material inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade.

19. Successors and Assigns Bound. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall not be discharged in whole or in part by the death of Guarantor. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.

20. Delivery of Financial Information. Guarantor shall deliver or cause to be delivered to Lender all of the Guarantor financial statements to be delivered in accordance with the terms of the Loan Agreement. In addition, upon and during the occurrence of an Event of Default, Guarantor will, promptly after the Lender’s written request therefor, provide the Lender with such other financial information as the Lender may reasonably request. Guarantor represents and warrants to the Lender that all financial statements furnished or to be furnished to the Lender with respect to such Guarantor will accurately reflect, in all material respects, such Guarantor’s financial condition at the times and for the periods therein stated.

21. Prohibition on Disposal of Assets. Guarantor hereby agrees, covenants, represents and warrants that so long as any portion of the Guaranteed Obligations remains outstanding, Guarantor will not give or otherwise transfer or dispose of any material portion of Guarantor’s assets to any other person or entity for less than the reasonably equivalent value of such assets, provided that Guarantor may transfer any of its assets to and among any of its subsidiaries with or without value.

22. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND EXCEPT TO THE EXTENT PRE-EMPTED BY FEDERAL LAW, CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OHIO, EXCEPT TO THE APPLICABLE CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

23. Borrower’s Use of Loan Proceeds. Lender shall be entitled to honor any request for Loan Proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that its obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan Proceeds.

24. Counterpart Execution. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

25. Patriot Act. IMPORTANT INFORMATION ABOUT PROCEDURES REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each entity or person who opens an account or establishes a relationship with Lender.

What this means: When an entity or person opens an account or establishes a relationship with Lender, Lender may ask for the name, address, date of birth, and other information that will allow the Lender to identify the entity or person who opens an account or establishes a relationship with Lender. Lender may also ask to see identifying documents for the entity or person.

26. Amendment Must Be in Writing. The terms of this Guaranty may be waived, modified or amended only by an instrument in writing duly executed by Guarantor and Lender.

27. Delay Does Not Operate as Waiver; Time of the Essence. Neither failure to exercise, nor any delay in exercising, on the part of Lender, any right or remedy under this Guaranty or any of the Loan Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof with respect to Guarantors’ performance hereunder.

28. Payments Made Free and Clear. All payments under this Guaranty shall be made free and clear of, and without deduction for, any and all present and future taxes, levies or other fees or payments to public authorities of similar nature.

29. Reserved.

30. Headings. The headings or captions of the Articles and Sections in this Guaranty are for convenience only, are not a part of this Guaranty, and are not to be considered when interpreting this Guaranty.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK –

SIGNATURE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the Effective Date.

GUARANTOR:

Hall of Fame Resort & Entertainment Company, a Delaware corporation

By:	/s/ Michael Crawford
Michael Crawford,
President and Chief Executive Officer

Signature Page to Guaranty of Payment